UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 24, 2011

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

(Name of small business issuer in its charter)

Nevada	000-26309	98-0200471
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4235 Commerce Street Little River, South Carolina	29566
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (843) 390-2500

Copies of Communications to:
Alfred V. Greco, PLLC
199 Main Street
Suite 706
White Plains, NY 10601
Telephone: (914) 682-3030
Fax: (914) 682-3035

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.02  Non-Reliance on Previously Issued Financial Statement or a Related Audit Report or completed Interim Review.

(a)  Based upon a thorough internal exploration, investigation, recommendations, and conversations with our auditor, William E. Prince, IET’s President, CEO and Chairman of the Board, decided that a restatement of our financials reported for the third quarter of 2010 is an appropriate action.

(1)  Mr. Prince made the decision to amend and restate our Form 10Q for the quarter ending September 30, 2010 on March 24, 2011.

(2)  Based upon having received an executed sales contract and purchase order and having equipment built for International specifications and on our loading dock awaiting International shipping details that were to be provided by our customer, we concluded that a sale had occurred and we recorded a revenue of $100,000 and cost of goods sold of $25,127. At that time we believed the ownership of the equipment was transferred from the Company to the customer as they were making the arrangements for shipping.    Our customer has advised   us that they want to delay the shipment until they can complete negotiations to obtain the International license to sell our products from the holder of the license which they believed had been completed when they executed the sales contract.

(3)  On March 24, 2011, at a special meeting of the Board of Directors, at which there was a discussion with our auditor, we made the decision that had the concurrence of our auditor and the Board of Directors to restate our 3rd Quarter 2010 10-Q.

Details of the restatement are as follows:

	As Originally Filed	Correction	As Restated
Balance sheet at September 30, 2010:

Assets:
Accounts receivable	$363,933	$(100,000)	$263,933
Inventory	192,480	25,127	217,607
Shareholders’ equity (deficit)	$(12,560,064)	$74,873	$(12,634,937)

Statement of operations for the three months ended September 30, 2010:
Sales	$172,116	$(100,000)	$72,116
Cost of sales	52,808	(25,127)	27,681
Gross profit	119,308	(74,873)	44,435
Net loss	$(531,650)	$(74,873)	$(606,523)

Statement of operations for the nine months ended September 30, 2010:
Sales	$812,365	$(100,000)	$712,365
Cost of sales	262,264	(25,127)	237,137
Gross profit	550,101	(74,873)	475,228
Net loss	$(1,228,613)	$(74,873)	$(1,303,486)

(b) N/A

(c) N/A

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED ENVIRONMENTAL TECHNOLOGIES, LTD.

By:	/s/ William E. Prince

William E. Prince, President and CEO

Dated: March 28, 2011